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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 27, 1999


                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)

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               Delaware                     33-86166             52-1887105
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   (State or other jurisdiction of       (Commission          (IRS Employer
            incorporation)               File Number)       Identification No.)
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                6701 Democracy Boulevard, Suite 300, Bethesda, MD 20817
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                       (Address of principal executive offices)
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       Registrant's telephone number, including area code: (301) 493-4553


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                              Item 5. Other Events.

     On August 27, 1999, the Celebrated Group plc, a United Kingdom company ("Celebrated"), obtained an Administration Order in the U.K. to effect a financial restructuring and/or a disposal of its various businesses. The sole asset of Red Hot Concepts, Inc. (the "Registrant") is its ownership of approximately 45.6% of Celebrated stock. Ernst & Young has been appointed as the Administrator of Celebrated and its subsidiaries and will review and implement any appropriate alternative regarding Celebrated, which may include a sale of all of its assets to a third party.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Red Hot Concepts, Inc.


                                                        /s/ Colin Halpern
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                                                        By: Colin Halpern
                                                        President

                                                        Date: September 15, 1999